                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 27, 2005
                                                          -------------

                              Armor Holdings, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                               0-18863                                     59-3392443
---------------------------------------------------------------------------------------------------------------------------------

(State or other jurisdiction                            (Commission File Number)                (IRS Employer Identification No.)
          of incorporation)

13386 International Parkway, Jacksonville, Florida                                                              32218
--------------------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                                     (Zip Code)

                                   Registrant's telephone number, including area code (904) 741-5400
                                                                                      --------------

                                       --------------------------------------------------------
                                    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
                  ------------

         Attached hereto as Exhibit 99.1 is a copy of a Letter to the Editor of
The New York Times that the Registrant delivered to The New York Times on June
27, 2005 in response to an article that appeared in The New York Times on June
26, 2005 regarding the Registrant.

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

(c) Exhibits.

         The following Exhibit is filed herewith as a part of this report:

Exhibit              Description
-------              -----------

99.1                 Letter to the Editor of The New York Times

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2005

                              ARMOR HOLDINGS, INC.

                              By: /s/ Robert R. Schiller
                                  ----------------------------------------------
                                  Name: Robert R. Schiller
                                  Title: President and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit              Description
-------              -----------

99.1                 Letter to the Editor of The New York Times